UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report: October 1, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)




EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

I.  Canadian Acquisition

     On October 1, 2003, the Canadian subsidiary of EOG Resources, Inc. (EOG) closed the previously announced asset purchase of natural gas properties in the Wintering Hills, Drumheller East and Twining areas of southeast Alberta from a subsidiary of Husky Energy Inc. for US $320 million. These properties are essentially adjacent to existing EOG operations or are properties in which EOG already has a working interest. The transaction value, reserves and working interest in the properties are subject to adjustment if preferential rights on the properties are exercised.

II.  2003 Third Quarter Financial Commodity Contracts

     For the third quarter of 2003, EOG anticipates a gain from mark-to-market financial commodity price swap and collar contracts of $23.6 million compared to a loss of $7.8 million for the prior year period. During the third quarter of 2003, net cash outflows related to settled natural gas and crude oil financial price swap contracts, settled natural gas financial collar contracts and premium payments associated with certain 2004 natural gas financial collar contracts were $10.0 million compared to a net cash outflow of $2.9 million for the comparable period in 2002.

III.  2003 Fourth Quarter and 2004 Natural Gas and Crude Oil
Financial Price Swap and Natural Gas Financial Collar Contracts

     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into NYMEX-related financial commodity price swap and collar contracts. In addition to these financial transactions, EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these various physical commodity contracts is included in revenues which in turn affects average realized hydrocarbon prices.

     Presented below is a summary of EOG's 2003 fourth quarter and 2004 natural gas and crude oil financial price swap contracts and natural gas financial collar contracts as of October 1, 2003. EOG accounts for these price swap and collar contracts using the mark-to-market accounting method.

(a) Natural Gas Financial Price Swap Contracts

                         Average Price    Net Volume
                           ($/MMBtu)       (MMBtud)
     2003
     October (closed)         $4.70        205,000
     November                  4.97         40,000
     December                  5.19         40,000

     2004
     January                  $5.57         30,000
     February                  5.50         30,000
     March                     5.37         30,000
     April                     4.89         30,000
     May                       4.80         30,000
     June                      4.80         30,000
     July                      4.80         30,000
     August                    4.80         30,000
     September                 4.78         30,000
     October                   4.80         30,000

(b) Crude Oil Financial Price Swap Contracts

                         Average Price      Volume
     2003                    ($/Bbl)        (Bbld)
     October                 $24.90          5,000
     November                 24.70          5,000
     December                 24.47          5,000

(c) Natural Gas Financial Collar Contracts

                         Natural Gas Financial Collar Contracts
                                    Floor Price            Ceiling Price
                                 Floor     Weighted      Ceiling    Weighted
                    Volume       Range      Average       Range      Average
                   (MMBtud)    ($/MMBtu)   ($/MMBtu)    ($/MMBtu)   ($/MMBtu)
2003(1)
October (closed)   125,000   $3.60 - 3.90    $3.75    $4.73 - 5.90    $5.27
November           255,000    3.77 - 5.07     4.38     4.90 - 6.04     5.42
December           255,000    3.92 - 5.27     4.57     5.05 - 6.18     5.61

2004
January(2)         180,000   $5.06 - 5.39    $5.22    $5.86 - 6.43    $6.18
February(2)        180,000    5.02 - 5.32     5.16     5.82 - 6.37     6.13
March(2)           180,000    4.93 - 5.19     5.05     5.73 - 6.27     6.03
April              225,000    4.47 - 4.71     4.58     4.93 - 5.30     5.12
May                225,000    4.47 - 4.75     4.57     4.93 - 5.17     5.05
June               225,000    4.47 - 4.75     4.57     4.93 - 5.17     5.05
July               225,000    4.47 - 4.75     4.57     4.93 - 5.17     5.05
August             225,000    4.47 - 4.75     4.58     4.93 - 5.17     5.05
September          225,000    4.47 - 4.75     4.57     4.93 - 5.17     5.05
October            225,000    4.47 - 4.75     4.58     4.93 - 5.17     5.05

(1) 50,000 MMBtud of each of the 2003 monthly contract volumes were purchased at a premium of $0.10 per MMBtu.
(2) The collar contracts for January 2004 to March 2004 were purchased at a premium of $0.10 per MMBtu.

Mark-to-Market Line Item on the Income Statement

     The mark-to-market line item on the income statement, which can be approximated using the data above and prices for closed and open NYMEX contracts at any time, would include not only the effect of cash settlements for the period, but also the gains or losses resulting from the changes in mark-to-market values at the beginning and end of the period for contracts in place as described above.

     This mark-to-market computation is very sensitive to prices (can move up or down) and will largely be determined by closing NYMEX prices on the last day of a reporting period, which could differ significantly from those of the current market place.

IV.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of liquefied natural gas imports; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; acts of war; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


Definitions
  $/Bbl    US Dollars per barrel
  $/MMBtu  US Dollars per million British thermal units
  Bbld     Barrels per day
  MMBtu    Million British thermal units
  MMBtud   Million British thermal units per day
  NYMEX    New York Mercantile Exchange



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               EOG RESOURCES, INC.




Date:  October 1, 2003         By: /s/ TIMOTHY K. DRIGGERS
                                       Timothy K. Driggers
                         Vice President and Chief Accounting Officer
                                 (Principal Accounting Officer)